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                                     EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-59171, 33-58511, 33-33496, 33-30648 and 333-42413 of Tektronix, Inc. on Form
S-8 and Registration Statement Nos. 33-58635, 33-58513, 33-18658, and 33-59648
of Tektronix, Inc. on Form S-3 of our report dated June 23, 1997, incorporated by reference in this Annual Report on Form 10-K of Tektronix, Inc. for the year ended May 30, 1998.



DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Portland, Oregon
August 20, 1998